UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06011-0489
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Item 5.

Other Events and Regulation FD Disclosure

On July 15, 2004, Barnes Group Inc. issued a press release providing earnings guidance for 2004. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 12.

Results of Operations and Financial Condition.

On July 15, 2004, Barnes Group Inc. issued a press release providing earnings guidance for 2004. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2004	BARNES GROUP INC.
(Registrant)

By: /s/ WILLIAM C. DENNINGER

William C. Denninger Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Press Release, dated July 15, 2004